Supplement Dated Feb. 10, 2004* to the Prospectus Dated June 27, 2003 of
                     IDS Life Series Fund, Inc. S-6191-99 U

   Equity Portfolio
   Equity Income Portfolio
   Government Income Portfolio
   Income Portfolio
   International Equity Portfolio
   Managed Portfolio
   Money Market Portfolio


The Portfolios' Directors have approved the merger of each of the Portfolios into a corresponding American Express(R) Variable Portfolio Fund, subject to approval by shareholders.

Equity Portfolio is proposed to be merged into AXP(R) Variable Portfolio - Capital Resource Fund (the Fund), a Fund that seeks to provide shareholders with capital appreciation by investing primarily in U.S. common stocks of companies with market capitalization of at least $5 billion and other securities convertible into common stock.

Equity Income Portfolio is proposed to be merged into AXP(R) Variable Portfolio
- Diversified Equity Income Fund (the Fund), a Fund that seeks to provide shareholders with a high level of current income and, as a secondary goal, steady growth of capital. The Fund's assets are primarily invested in equity securities. Under normal market conditions, the Fund will invest at least 80% of its net assets in dividend-paying common and preferred stocks.

Government Securities Portfolio is proposed to be merged into AXP(R) Variable Portfolio - Short Duration U.S. Government Fund (the Fund), a Fund that seeks to provide shareholders with a high level of current income and safety of principal consistent with an investment in U.S. government and government agency securities. Under normal market conditions, at least 80% of the Fund's net assets are invested in securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities.

Income Portfolio is proposed to be merged into AXP(R) Variable Portfolio - Diversified Bond Fund (the Fund), a Fund that seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment and to continue a high level of income for the longest period of time. The Fund's assets are primarily invested in bonds and other debt obligations.

International Equity Portfolio is proposed to be merged into AXP(R) Variable Portfolio - International Fund (the Fund), a Fund that seeks to provide shareholders with capital appreciation by investing primarily in equity securities of foreign issuers that offer strong growth potential. The Fund may invest in developed and in emerging markets.

Managed Portfolio is proposed to be merged into AXP(R) Variable Portfolio - Managed Fund (the Fund), a Fund that seeks to provide shareholders with maximum total investment return through a combination of capital growth and current income. The Fund's assets are primarily invested in a combination of equity and debt securities.

Money Market Portfolio is proposed to be merged into AXP(R) Variable Portfolio - Cash Management Fund (the Fund), a money market fund that seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.

American Express Financial Corporation has agreed to waive a portion of the management and other fees charged to the Funds in conjunction with the merger for the period from Feb. 10, 2004 through July 9, 2004.

The agreed upon waivers are as follows:

                                  Annualized Waiver Amount  Actual Waiver Amount
Equity Portfolio                             0.122%                    0.293%
Equity Income Portfolio                      0.000                     0.000
Government Securities Portfolio              0.045                     0.108
Income Portfolio                             0.022                     0.053
International Equity Portfolio               0.063                     0.151
Managed Portfolio                            0.068                     0.163
Money Market Portfolio                       0.224                     0.538

For more information about the American Express Variable Portfolio Funds, please call 1-800-862-7919 for a prospectus. Completion of the merger is subject to a number of conditions, including approval by shareholders of the Fund at a shareholder meeting expected to be held within approximately the next six months. It is anticipated that the Portfolios will be closed to new investors during the second quarter of 2004.


S-6191-33 A (2/04)
* Valid until July 9, 2004